UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2008

DAVIDSON DIVERSIFIED REAL ESTATE I, L.P.

(Exact name of Registrant as specified in its charter)

            Delaware

        0-13530

       62-1181565

(State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

Davidson Diversified Real Estate I, L.P., a Delaware limited partnership (the “Partnership”), owns a 100% interest in Versailles on the Lake Apartments (the “Property”), a 156-unit apartment complex located in Fort Wayne, Indiana.  On August 27, 2008, the Partnership sold the Property to a third party, VL Apartments, LLC, an Indiana limited liability company, for a net sales price of $4,455,000.

In accordance with the terms of the Registrant’s partnership agreement, the Partnership’s managing general partner is currently evaluating the cash requirements of the Partnership to determine what portion of the sale proceeds will be available to distribute to the Partnership’s limited partners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON DIVERSIFIED REAL ESTATE I, L.P.

By:

Davidson Diversified Properties, Inc.

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

September 2, 2008